Promissory Note	12 Months Ended
May 31, 2024
Promissory Note [Abstract]
Promissory Note

NOTE 6. Promissory Note

On October 19, 2022, the Company issued a Promissory Note in the principal amount of $300. The Promissory Note was to mature on October 18, 2027, and bore interest at a rate of 9.7% per annum. The Promissory was securitized by certain patents of the Company. The Promissory Note was being repaid on a monthly basis, with interest only payments until October 15, 2023, and blended payments of $8 thereafter.

During the year ended May 31, 2024, the Company recorded and paid interest expenses of $15 (May 31, 2023 - $10). The Company repaid the loan in its entirety including all accrued interest on November 9, 2023.